PACE® Select Advisors Trust

Prospectus Supplement | June 23, 2017

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2016, as supplemented.

Includes:

•  PACE® International Emerging Markets Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE International Emerging Markets Equity Investments regarding its non-principal investment strategies and risks. Effective immediately, the fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The relevant disclosure in the Prospectuses and the SAI is changed effective as of the date of this supplement.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Additional information about the investment objectives, principal risks and investment strategies" and sub-captioned "Additional (non-principal risks)" on page 122 of the Multi-Class Prospectus and beginning on page 121 of the Class P Prospectus is revised by inserting as the two paragraphs of that section the following:

China A-shares (PACE International Emerging Markets Equity Investments). The fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). China A-shares are traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program"), a mutual market access program designed to, among other things, enable foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. The Stock Connect Program is subject to a number of restrictions imposed by Chinese securities regulations and listing rules. The Stock Connect Program continues to evolve and future developments may restrict or otherwise affect the fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to the Stock Connect Program may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.

There are special risks associated with investments in China, including exposure to currency fluctuations, limited access to securities, potentially widespread trading halts on Chinese-listed issuers, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and

ZS-894

securities markets of China. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, and quota limitations. Additionally, developing countries, such as China, may subject the fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the fund.

The section captioned "The funds' investments, related risks and limitations" beginning on page 15 of the SAI is revised by inserting the following three paragraphs after the sub-section captioned "Emerging market investments":

China A-shares (PACE International Emerging Markets Equity Investments). The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, the "Stock Connect Program") is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund's ability to invest in China A-shares through the Stock Connect Program and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Stock Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Program. Because the Stock Connect Program (particularly with respect to the Shenzhen Stock Exchange) is in its early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Stock Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, the Shenzhen Stock Exchange, and their respective clearinghouses and regulators. Any of these authorities may issue further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that all three exchanges will continue to support the Stock Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, the fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Stock Connect Program in respect of eligible China A-shares must be settled in Renminbi ("RMB"), the Chinese currency, the fund investing through the Stock Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Investments made through the Stock Connect Program are subject to trading, clearance and settlement procedures that are relatively untested in China, which could pose risks to the fund. Securities purchased via the Stock Connect Program will be held in China in book-entry form in the name of Hong Kong's clearinghouse as nominee for all Stock Connect investors. The fund's ownership interest in Stock Connect securities will not be reflected directly and will instead only be reflected on the books of its Hong Kong sub-custodian. It is possible, therefore, that the fund's ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, the fund may not be able to participate in corporate actions affecting China A-shares held through the Stock Connect Program due to time constraints or for other operational reasons. Finally, Chinese law has not historically recognized the concept of beneficial ownership; while Chinese regulators and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via the Stock Connect Program, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve.

Trades on the Stock Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the fund holds 5% or more of the total shares of a China-A share issuer through its Stock Connect Program investments, its profits may be subject to these limitations. All accounts managed by UBS AM and/or its affiliates and, separately, all accounts managed by a subadvisor will be aggregated for purposes of this 5% limitation, which makes it more likely that the fund's profits may be subject to these limitations.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

©UBS 2017. All rights reserved.
UBS Asset Management (Americas) Inc.